UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2022

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 20, 2022, Tabula Rasa HealthCare, Inc. (the “Company”) issued a press release (the “Press Release”) announcing an estimated range of 2022 second quarter income from continuing operations. The Press Release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed to be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, other than to the extent that such filing incorporated by reference any or all of such information by express reference thereto.

Item 7.01 Regulation FD Disclosure.

The Press Release also included the Company’s comments in response to the public statements made by Indaba Capital Management, LP (“Indaba”) on July 20, 2022. The Press Release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed to be incorporated by reference in any filing made by the Company pursuant to the Securities Act or the Exchange Act, other than to the extent that such filing incorporated by reference any or all of such information by express reference thereto. This Item 7.01 will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1) that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K (including Exhibit 99.1) includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give current expectations or forecasts of future events or the Company’s future financial or operating performance, and include the Company’s expectations regarding healthcare regulations, industry trends, available opportunities to the Company, the financial and operating performance of the Company, the impacts of the COVID-19 pandemic, and the Company’s expectations for 2022 and beyond. Such statements are identified by use of the words “believe,” “will,” “may,” “estimate,” “expect,” “intend,” “plans,” “predict,” “could,” or the negative of these terms or similar expressions. You should read these statements carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other “forward-looking” information. These statements relate to, without limitation, the Company’s financial performance and the assumptions that underlie these statements and the Company’s future engagement with stockholders. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, (i) the impacts of the ongoing COVID-19 pandemic and other health epidemics; (ii) the Company’s ability to adapt to changes or trends within the market for healthcare in the U.S.; (iii) a significant increase in competition from a variety of companies in the healthcare industry; (iv) developments and changes in laws and regulations, including increased regulation of the healthcare industry through legislative action and revised rules and standards; (v) the extent to which we are successful in gaining new long-term relationships with clients or retaining existing clients; (vi) the growth and success of the Company’s clients, which is difficult to predict and is subject to factors outside of its control; (vii) the Company’s ability to maintain relationships with a specified drug wholesaler; (viii) increasing consolidation in the healthcare industry; (ix) managing the Company’s growth effectively; (x) fluctuations in operating results; (xi) the Company’s ability to manage its cash flows; (xii) failure or disruption of the Company’s information technology and security systems; (xiii) dependence on the Company’s senior management and key employees; (xiv) the Company’s future indebtedness and its ability to obtain additional financing, reduce expenses, or generate funds when necessary; (xv) macroeconomic conditions, including the impact of inflation, on the Company’s business and operations; (xvi) the Company’s ability to consummate the sale of PrescribeWellness and/or execute on its planned divestitures of the SinfoníaRx, and DoseMe businesses, the costs associated therewith, and risks related to diverting management’s attention from the Company’s ongoing business operations; (xvii) risks related to the volatility in the Company’s stock price; (xviii) the Company’s engagement with Indaba; and (xix) the risks set forth from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those factors discussed under the caption “Risk Factors” in the Company’s most recent annual report on Annual Report on Form 10-K, filed with the SEC on February 25, 2022, and in subsequent reports filed with or furnished to the SEC. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Tabula Rasa HealthCare, Inc., dated July 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: July 20, 2022